Exhibit 10.10

Purchase and Sale Contract

Between
Supplier, Yujiang Huangguizhen Feed Agency    (Hereinafter referred to as Party A)
and
Purchaser. Jiangxi Yingtan Huaxin Livestock Co., Ltd.     (Hereinafter referred to as Party B)

Through mutual negotiation by both Party A and Party B, the following terms and conditions are hereby reached with respect to the 2009 corn purchase and sale contract:

Article I. In the year of 2009, Party B plans to purchase 12,000 tons of corn from Party A and planned monthly supply shall be based on Party B’s monthly purchase order.

Article II. Price in line with the market trend. The price determined through mutual negotiation on the current day shall prevail.

Article III. Place and terms of delivery: It’s the responsibility of Party A to make delivery to Party B at the cost of Party A.

Article IV. Acceptance criteria: Upon receiving, Party B shall conduct acceptance over the goods on the site. In case of non-conformity of any product indicator, Party A shall be informed in writing promptly. If Party A is held responsible for it, replacement or returned goods shall be carried out; if Party B does not put forward any objection, the goods shall be deemed as conforming.

Article V. Terms of settlement: After negotiation, settlement via bank or in cash is acceptable; date of payment: payment to be made once acceptance is qualified.

Article VI. Liability for breach of contract: Any and all losses arising from Party A’s breach of contract shall be indemnified by Party A; Any and all losses suffered by Party A due to overdue payment of Party B, Party B shall pay the overdue fine to Party A at the current banking interest.

Article VII. Other matters as agreed upon: For any other matters as agreed, a supplementary agreement may be entered into after negotiation.

Article VIII. This contract is made in duplicate, Party A and Party B holding ONE each. This contract shall come into effect once signed (sealed).

Party A: Yujiang Huang Guizhen Feed Business Outlet Legal representative: Huang Guizhen	Party B: Jiangxi Yingtan Huaxin Husbandry Co., Ltd. Legal representative: Xu Deng fu

January 1, 2009

购 销 合 同

供货方：　　　　　　　　　　　　　　　　（以下简称甲方）

购货方：江西鹰潭华鑫牧业有限公司　　　　（以下简称乙方）

经甲乙双方协商，就 09 年度玉米购销合同达成如下条款：

一、2009 年度乙方计划向甲方采购玉米 12,000 吨，每月计划供应　吨，　以乙方月度购货单为准。

二、价格随行就市，以当日双方协商认定的价格为准。

三、交货地点及方式：甲方负责送货到乙方，费用由甲方承担。

四、验收办法：乙方收到货物当场验收，如发现产品指标不合格，应立即以书面形式通知甲方，如属甲方责任则予换货、退货处理；如乙方未提出异议，则视同验收合格。

五、结算方式:双方协商通过银行或现金结算均可；付款日期：验收合格后即付款。

六、违约责任：甲方违约如造成乙方损失，由甲方负责赔偿；乙方逾期付款造成甲方损失，则乙方按银行同期利息向甲方支付滞纳金。

七、其它约定事项：双方如有其他约定事项，可协商再签补充协议。

八、本合同一式两份，甲乙双方各执一份，签字（盖章）生效。

甲　　方：　　　　　　　　　　　　　　乙　　方：

法人代表：黄桂珍　　　　　　　　　　　法人代表：徐其冠

二OO九年一月一日